EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

Agri-Products, Inc. [Arkansas]

Alpha Beta Company [California]

Bay Area Warehouse Stores, Inc. [California]

Beech Tree Holdings, LLC [Delaware]

Bell Markets, Inc. [California]

Bluefield Beverage Company [Ohio]

Cala Co. [Delaware]

Cala Foods, Inc. [California]

CB&S Advertising Agency, Inc. [Oregon]

Country Oven, Inc. [Ohio]

Crawford Stores, Inc. [California]

Dillon Companies, Inc. [Kansas]

Also Doing Business As:

Baker’s Supermarkets

City Market

Dillon Food Stores

Dillon Stores Division, Inc.

Food 4 Less

Gerbes Supermarkets

Inter-American Products

King Soopers

Peyton’s Fountain

Dillon Real Estate Co., Inc. [Kansas]

Distribution Trucking Company [Oregon]

Dotto, Inc. [Indiana]

Embassy International, Inc. [Ohio]

F4L L.P. [Ohio]

FM, Inc. [Utah]

FMJ, Inc. [Delaware]

Also Doing Business As:

Fred Meyer Jewelers Mail Order

fredmeyerjewelers.com

littmanjewelers.com

Food 4 Less GM, Inc. [California]

Food 4 Less Holdings, Inc. [Delaware]

Food 4 Less Merchandising, Inc. [California]

Food 4 Less of California, Inc. [California]

Food 4 Less of Southern California, Inc. [Delaware]

Fred Meyer (HK) Limited [Hong Kong]

Fred Meyer, Inc. [Delaware]

Fred Meyer Jewelers, Inc. [California]

Also Doing Business As:

Barclay Jewelers

Fox’s Jewelers

Littman Jewelers

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Fred Meyer Stores, Inc. [Ohio]

Also Doing Business As:

FM Fuel Stop

Fred Meyer

Quality Food Centers

Swan Island Dairy

Grants Pass FMS, LLC [Oregon]

Healthy Options Inc. [Delaware]

Also Doing Business As:

Postal Prescription Services

Henpil, Inc. [Texas]

Hughes Markets, Inc. [California]

Hughes Realty, Inc. [California]

Inter-American Foods, Inc. [Ohio]

Inter-American Products, Inc. [Ohio]

Junior Food Stores of West Florida, Inc. [Florida]

Also Doing Business As:

Tom Thumb Food Stores

J.V. Distributing, Inc. [Michigan]

Kessel FP, L.L.C. [Michigan]

Kessel RCD, L.L.C. [Michigan]

Kessel Saginaw, L.L.C. [Michigan]

KRGP Inc. [Ohio]

KRLP Inc. [Ohio]

The Kroger Co. of Michigan [Michigan]

Also Doing Business As:

Bi-Lo Discount Foods

Inter-American Products

Kessel Food Markets

Kessel Pharmacies

Kroger Fresh Fare

Kroger Dedicated Logistics Co. [Ohio]

Kroger Group Cooperative, Inc. [Ohio]

Also Doing Business As:

KGC, Inc.

Kroger Group, Inc.

Kroger Limited Partnership I [Ohio]

Also Doing Business As:

Chef’s Choice Catering

Foods Plus

Gene Maddy Drugs

Hilander Food Stores

JayC Food Stores

Kentucky Distribution Center

Kroger Food Stores

Kroger Marketplace

Owen’s Supermarket

Peyton’s Southeastern

Queen City Centre

Ruler Discount Foods

Scott’s Food & Pharmacy

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger Limited Partnership II [Ohio]

Also Doing Business As:

Country Oven Bakery

Crossroad Farms Dairy

Inter-American Products

K. B. Specialty Foods

Kenlake Foods

Pace Dairy of Indiana

Peyton’s Northern

Winchester Farms Dairy

Kroger Management Co. [Michigan]

Kroger Prescription Plans, Inc. [Ohio]

Kroger Texas L.P. [Ohio]

Also Doing Business As:

America’s Beverage Company

Inter-American Products

Kroger Kwik Shop

Vandervoort Dairy Foods Company

KR Plaza Holdings, LLC [Delaware]

Kwik Shop, Inc. [Kansas]

Michigan Dairy, L.L.C. [Michigan]

Mini Mart, Inc. [Wyoming]

Also Doing Business As:

Loaf ‘N Jug

Pace Dairy Foods Company [Ohio]

Pay Less Super Markets, Inc. [Indiana]

Peyton’s-Southeastern, Inc. [Tennessee]

Also Doing Business As:

Peyton’s Mid-South Company

Supermarket Merchandisers Co.

Pontiac Foods, Inc. [South Carolina]

Queen City Assurance, Inc. [Vermont]

Quik Stop Markets, Inc. [California]

Ralphs Grocery Company [Ohio]

Also Doing Business As:

Food 4 Less

Food 4 Less Midwest

Foods Co.

Inter-American Products

Ralphs Fresh Fare

Ralphs Marketplace

RJD Assurance, Inc. [Vermont]

Rocket Newco, Inc. [Texas]

Second Story, Inc. [Washington]

Smith’s Beverage of Wyoming [Wyoming]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Smith’s Food & Drug Centers, Inc. [Ohio]

Also Doing Business As:

Fry’s Food Stores

Fry’s Marketplace

Fry’s Mercado

Inter-American Products

Peyton’s Phoenix

Smith’s Food & Drug Stores

Smith’s Food King

Smith’s Fuel Centers

Smith’s Marketplace

Southern Ice Cream Specialties, Inc. [Ohio]

Sunrise R&D Holdings, LLC [Ohio]

THGP Co., Inc. [Pennsylvania]

THLP Co., Inc. [Pennsylvania]

TH Midwest, Inc. [Ohio]

Also Doing Business As:

Turkey Hill Minit Markets

Topvalco, Inc. [Ohio]

Turkey Hill, L.P. [Pennsylvania]

Also Doing Business As:

Inter-American Products

Turkey Hill Dairy, Inc.

Turkey Hill Minit Markets

Vine Court Assurance Incorporated [Vermont]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.